Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies [Abstract]
Commitments and Contingencies

7.Commitments and Contingencies

a)Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company’s vessels are entered.

b)On July 9, 2020, DWM and the ship-owning company of the vessel Protefs placed a security bond in the amount of $1,750 for any potential fines or penalties for alleged violations of law concerning maintenance of books and records and the handling of oil wastes of the vessel Protefs. Part of this amount is included in “due from related parties”, in the accompanying 2020 consolidated balance sheet, as the amount was paid by DSI (Note 3(d)). As of December 31, 2020, the Company determined that Protefs could be liable for part of a fine related to this incident and recorded an accrual of $958, representing the Company’s best estimate for such amount at that date (Note 13).

c)As at December 31, 2020, all of the Company’s vessels were fixed under time charter agreements, considered operating leases. The minimum contractual gross charter revenue expected to be generated from fixed and non-cancelable time charter contracts existing as at December 31, 2020 and until their expiration was as follows:

Period	Amount
Year 1	$71,718
Year 2	1,982
Total	$73,700